Exhibit 10.30

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 1 dated as of June [28], 2006 (this “Amendment”) to the Credit and Guaranty Agreement (the “Credit Agreement”) dated as of November 23, 2005, among Federal-Mogul Corporation, certain of its subsidiaries named on the signature pages thereto as borrowers (the “Borrowers”), the lenders party thereto (the “Lenders”) and Citicorp USA, Inc., as administrative agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the Borrowers have asked the Lenders, and the Lenders party hereto are willing, on the terms set forth below, to amend certain provisions of the Credit Agreement;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

Section 2. Amendment of Section 6.06 of the Credit Agreement. Section 6.06 of the Credit Agreement is hereby amended to renumber existing clause (ix) thereof as clause (x) thereof, to delete the word “and” at the end of clause (viii) thereof, and to add the following new clause (ix) thereto: “(ix) indemnity obligations of any Borrower or Domestic Subsidiary to its officers or directors with respect to prepetition claims of any Michigan taxing authorities against such Borrower or Domestic Subsidiary (as such claims are described in, and to the extent payment of such claims by such Borrower or Domestic Subsidiary is permitted under, the Order Authorizing Payment of Sales, Use, Property, Franchise & Other Fiduciary Taxes dated October 4, 2001), in the event that any Michigan taxing authorities prosecute such claims directly against such officers or directors in an amount not to exceed $3,000,000 (exclusive of payroll taxes), and”.

Section 3. Amendment of Section 7.01(m)(B) of the Credit Agreement. Section 7.01(m)(B) of the Credit Agreement is hereby amended to delete the word “or” at the end of clause (xiii) thereof, to add the word “or” after the end of clause (xiv) thereof, and to add the following new clause (xv) thereto: “(xv) prepetition claims of Michigan taxing authorities or advances or deposits or other credit support in lieu thereof, all as described in, and to the extent permitted under the

Order Authorizing Payment of Sales, Use, Property, Franchise & Other Fiduciary Taxes dated October 4, 2001, in an amount not to exceed $3,000,000 (exclusive of payroll taxes)”.

Section 4. Representations. Each Borrower represents and warrants that (i) all the representations and warranties contained in the Loan Documents are true and correct in all material respects as of the date of effectiveness of this Amendment (except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct as of such earlier date) and (ii) no Default will have occurred and be continuing under the Credit Agreement on the date of effectiveness of this Amendment.

Section 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Section 6. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 7. Effect on Credit Agreement. The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (a) be a consent to any waiver of any term or condition of, or to any amendment or modification of, any term or condition (except as specifically set forth herein) of the Credit Agreement or any other of the Loan Documents or (b) prejudice any right, power or remedy which the Administrative Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement or any of the other Loan Documents.

Section 8. Effectiveness. This Amendment shall become effective on the date on which the Administrative Agent shall have received a counterpart hereof signed by each Borrower and the Required Lenders.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

FEDERAL-MOGUL CORPORATION

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

J.W.J. HOLDINGS INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

CARTER AUTOMOTIVE COMPANY, INC.

By:
	Name:	David A. Bozynski
	Title:	President and Treasurer

FEDERAL-MOGUL VENTURE CORPORATION

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL GLOBAL PROPERTIES INC.

By:
	Name:	David A. Bozynski
	Title:	President and Treasurer

FEDERAL-MOGUL WORLD WIDE, INC.

By:
	Name:	David A. Bozynski
	Title:	President and Treasurer

FELT PRODUCTS MFG. CO.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL U.K. HOLDINGS INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL GLOBAL INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

T&N INDUSTRIES INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FERODO AMERICA, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

GASKET HOLDINGS, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL MYSTIC, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL PRODUCTS INC.

By:
	Name:	David A. Bozynski
	Title:	President and Treasurer

FEDERAL-MOGUL FX, INC.

By:
	Name:	David A. Bozynski
	Title:	President

FEDERAL-MOGUL POWERTRAIN, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL PISTON RINGS, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

MCCORD SEALING, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL DUTCH HOLDINGS, INC.

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

FEDERAL-MOGUL IGNITION COMPANY

By:
	Name:	David A. Bozynski
	Title:	Vice President and Treasurer

CITICORP USA, INC., as
Administrative Agent and Swing Line Lender

By:
Name:
Title:

CITIBANK, N.A., as Fronting Bank

By:
Name:
Title:

LENDERS:

CITICORP USA, INC.

By:
Name:
Title:

[LENDER], as [Revolving Credit][Term]
Lender

By:
Name:
Title: